Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated May 9, 2017
to
Dearborn Partners Rising Dividend Fund
Prospectus
dated June 28, 2016

In order to reduce the Total Annual Fund Operating Expenses, effective May 1, 2017, Dearborn Partners, L.L.C. (the “Adviser”), the investment adviser to the Dearborn Partners Rising Dividend Fund (the “Fund”), has contractually agreed, pursuant to an operating expense limitation agreement between the Adviser and the Fund, to reduce the Fund’s operating expense limit by 0.05% so that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees) do not exceed 1.10% of the Fund’s average daily net assets through at least June 28, 2018.  Class A shares and Class C shares are subject to an annual Rule 12b-1 fee of 0.25% and 1.00% of the Fund’s average daily net assets, respectively.  Class I shares are not subject to a Rule 12b-1 fee.

Please retain this supplement with your Prospectus